UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal, Suite 1500 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 5, 2015, Gogo Inc. (the “Company”) issued a press release announcing its results of operations for the third quarter ended September 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01	REGULATION FD DISCLOSURE.

In connection with its quarterly earnings conference call to be held on November 5, 2015, the Company will use the attached third quarter 2015 supplemental package. Please visit the Company’s investor relations website at http://ir.gogoair.com for Webcast access information regarding this conference call. A copy of the supplemental package is attached hereto as Exhibit 99.2.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated November 5, 2015

99.2	Third Quarter 2015 Supplemental Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Norman Smagley
Norman Smagley
Executive Vice President and Chief Financial Officer

Date: November 5, 2015

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated November 5, 2015

99.1	Press Release dated November 5, 2015

99.2	Third Quarter 2015 Supplemental Package